As filed with the U.S. Securities and Exchange Commission on January 7, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2021

Item 1. Reports to Stockholders.

(a)

Soundwatch Hedged Equity Fund

Institutional Class (BHHEX)

Annual Report to Shareholders
October 31, 2021

Dear Shareholder,

For the fiscal year ended October 31, 2021, the per share net asset value of the Soundwatch Hedged Equity Fund Institutional Class (BHHEX) has appreciated by 25.44% compared to an increase of 31.54% for the BXM Index (CBOE S&P500 Buy Write Monthly Index).

The market had a huge recovery in late 2020/2021 as the worst fears of the Corona Virus subsided and companies adapted to the new normal. Changing working and living habits led to both a boom in technology and real estate investments. Global supply and labor constraints has led to greater than expected inflation which so far companies have been able to pass on to consumers. Markets continue to set new records despite several unknowns with Covid, its variants or exactly when it will end. We are pleased with the downside protection the fund provided in the downturn and the healthy capture it has attained in the markets rise.

Portfolio & Economic Outlook

Generally, we are agnostic about broad macroeconomic factors and do not attempt to forecast or time markets. Instead, we are primarily focused on the efficient execution of our proprietary systematic Hedged Equity model based on our Buy, Hold and Hedge philosophy. We buy and hold our core underlying ETF portfolio and systematically purchase put spreads financed by selling options spreads.

With key mid-term elections in fall of 2022, continued uncertainty with the Corona Virus, inflationary pressures and markets trading at all-time highs, we remain cautious going into 2022.

Sincerely,

Robert Hammer

Chief Investment Officer, Soundwatch Capital LLC

The CBOE S&P500 Buy Write Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously.

Opinions expressed are those of Soundwatch Funds and are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Option Spread – An option spread is when an investor buys and sells call options or puts options with different strikes. If this is done with 2 call options, this is considered a call spread. If done with 2 put options, it is considered a put spread.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs. The Fund may also use options which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The value of put options on ETFs sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF’s shares may trade at a discount to its NAV or an active trading market for its shares may not develop or be maintained. Trading of an ETF’s shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF’s shares. A decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. There can be no assurance that the Fund will grow to or maintain an economically viable size.

The Soundwatch Hedged Equity Fund is distributed by Quasar Distributors, LLC.

Soundwatch Hedged Equity Fund

Performance Summary

October 31, 2021 (Unaudited)

Comparison of a Hypothetical $2,500,000 Investment in the

Soundwatch Hedged Equity Fund - Institutional Class, CBOE S&P 500 BuyWrite Monthly Index, and

S&P 500 Index †

†This chart illustrates the performance of a hypothetical $2,500,000 investment made on November 30, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart assumes reinvestment of capital gains and dividends.

Total returns

For the periods ended October 31, 2021

	One Year	Three Year	Since Inception (annualized)
Soundwatch Hedged Equity Fund*
Institutional Class	25.44%	12.41%	10.85%
CBOE S&P 500 BuyWrite Monthly Index	31.54%	7.75%	7.52%
S&P 500 Index	42.91%	21.48%	18.39%

* Fund inception date was November 30, 2016.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance current to the most recent month end please call (888) 244-4601.

Soundwatch Hedged Equity Fund

Performance Summary

October 31, 2021 (Unaudited)

As of the Fund’s current prospectus dated February 28, 2021, the total gross and net annual operating expense ra tios were 1.13% and 0.75%, respectively. Soundwatch Capital, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding taxes, leverage expense, brokerage commissions, a cquired fund fees and expenses, interest expense and dividends paid on short sales or extraordinary expenses) in order to lim it the Total Annual Fund Operating Expenses to 0.66% of average daily net assets of the Fund’s Institutional Class (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2022. The net expense ratio listed above was applicable to investors.

Soundwatch Hedged Equity Fund

Expense Example

October 31, 2021 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 to October 31, 2021 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $ 8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Institutional Class
Actual Fund Return	$1,000.00	$1,065.40	$3.80
Hypothetical 5% Return	1,000.00	1,021.53	3.72

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 184/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Soundwatch Hedged Equity Fund

Allocation of Portfolio Holdings

October 31, 2021 (Unaudited)

(Calculated as a percentage of Total Absolute Market Value)

Soundwatch Hedged Equity Fund
SCHEDULE OF INVESTMENTS
October 31, 2021

	Shares		Value
EXCHANGE TRADED FUND ― 96.3% (1)
iShares Core S&P 500 ETF (2)	220,800		$101,786,592
TOTAL EXCHANGE TRADED FUND (Cost $52,745,757)			$101,786,592

PURCHASED OPTIONS ― 2.1% (3)	Contracts	Notional ($)
Call Options ― 1.4%
S&P 500 Index at $3,650, Expires December 17, 2021	15	6,908,070	1,432,125
Total Call Options Purchased (Premiums paid $561,667)			1,432,125

Put Options ― 0.7%
S&P 500 Index at $4,150, Expires December 31, 2021	234	107,765,892	724,230
Total Put Options Purchased (Premiums paid $2,519,842)			724,230
TOTAL PURCHASED OPTIONS (Premiums paid $3,081,509)			$2,156,355

SHORT-TERM INVESTMENT ― 4.9%	Shares
First American Money Market Fund - Government Obligations, X Class, 0.03% (4)	5,191,186		5,191,186
TOTAL SHORT-TERM INVESTMENT (Cost $5,191,186)			$5,191,186

INVESTMENTS IN SECURITIES, AT VALUE ― 103.3% (Cost $61,018,452)			$109,134,133
Liabilities in Excess of Other Assets ― (3.3)%			(3,484,665)
TOTAL NET ASSETS ― 100.0%			$105,649,468

WRITTEN OPTIONS ― (3.0)% (3)	Contracts	Notional ($)
Call Options ― (2.7)%
S&P 500 Index at $4,580, Expires December 31, 2021	(234)	(107,765,892)	(2,846,610)
Total Call Options Written (Premiums received $929,482)			(2,846,610)

Put Options ― (0.3)%
S&P 500 Index at $3,650, Expires December 17, 2021	(15)	(6,908,070)	(8,925)
S&P 500 Index at $3,800, Expires December 31, 2021	(234)	(107,765,892)	(303,030)
Total Put Options Written (Premiums received $1,585,974)			(311,955)
TOTAL WRITTEN OPTIONS (Premiums received $2,515,456)			$(3,158,565)

Percentages are stated as a percent of net assets.

(1)	See Note 6.
(2)	A portion of this security is pledged as collateral.
(3)	Non-income producing securities.
(4)	The rate is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2021

Assets:
Investments in securities at value (cost $61,018,452)	$109,134,133
Receivables:
Dividends and interest	110
Prepaid expenses	7,391
Total assets	109,141,634

Liabilities:
Written options, at value (premiums received $2,515,456)	3,158,565
Payables:
Due to Broker	238,851
Due to Investment Adviser	23,196
Interest Payable	4,546
Trustee fees payable	40
Accrued expenses and other liabilities	66,968
Total liabilities	3,492,166

Net Assets	$105,649,468

Components of Net Assets:
Paid-in capital	$72,064,152
Total distributable earnings	33,585,316
Net Assets	$105,649,468

Institutional Class:
Net Assets	$105,649,468
Issued and Outstanding	4,443,727
Net Asset Value, Redemption Price and Offering Price Per Share	$23.77

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity Fund
Statement of Operations
For the Year Ended October 31, 2021

Investment Income:
Dividend income	$1,319,123
Interest income	1,547
Total investment income	1,320,670

Expenses:
Advisory fees (Note 3)	643,446
Administration and fund accounting fees (Note 3)	95,849
Shareholder Servicing Fee	83,047
Interest expense (Note 2 & 7)	56,166
Transfer agent expenses (Note 3)	43,048
Legal fees	23,339
Audit fees	17,501
Compliance fees (Note 3)	16,696
Trustee fees (Note 3)	14,811
Registration fees	13,230
Custody fees (Note 3)	10,848
Shareholder reporting fees	6,562
Insurance fees	2,731
Miscellaneous expenses	7,962
Total expenses	1,035,236
Expenses waived and reimbursed by the Adviser (Note 3)	(335,624)
Net expenses	699,612
Net investment income	621,058

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(6,616,631)
Written Options	1,978,476
Net realized loss	(4,638,155)
Net unrealized appreciation (depreciation) on:
Investments	27,280,040
Written Options	(1,820,215)
Net change in unrealized appreciation (depreciation)	25,459,825
Net realized and unrealized gain on investments and written options	20,821,670

Net increase in net assets resulting from operations	$21,442,728

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity Fund
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2021	October 31, 2020
Increase in Net Assets from:
Operations:
Net investment income	$621,058	$1,063,708
Net realized loss on investments and written options	(4,638,155)	(1,528,168)
Net change in unrealized appreciation (depreciation) on investments and written options	25,459,825	6,251,239
Net increase in net assets resulting from operations	21,442,728	5,786,779

Distributions to Shareholders	(851,115)	(1,392,269)

Capital Transactions:
Net proceeds from shares sold	9,298,186	21,617,155
Reinvestment of distributions	834,709	1,372,927
Cost of shares repurchased	(9,466,018)	(36,899,029)
Net increase (decrease) in net assets from capital transactions	666,877	(13,908,947)
Total Increase (Decrease) in Net Assets	21,258,490	(9,514,437)

Net Assets
Beginning of year	84,390,978	93,905,415
End of year	$105,649,468	$84,390,978

Capital Share Transactions:
Shares sold	420,321	1,217,572
Shares reinvested	40,817	74,212
Shares repurchased	(427,791)	(2,050,925)
Net increase (decrease) in shares outstanding	33,347	(759,141)

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity Fund
Financial Highlights
Institutional Class
Per Share Data for a Share Outstanding Throughout Each Period Presented.

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	Period from November 30, 2016* to October 31, 2017
Net Asset Value, Beginning of Period	$19.13	$18.17	$17.33	$17.21	$15.00

Income from Investment Operations:
Net investment income(1)	0.14	0.23	0.24	0.13	0.14
Net realized and unrealized gain (loss) on investments	4.69	1.00	0.78	0.10 (2)	2.15
Total income from investment operations	4.83	1.23	1.02	0.23	2.29

Less Distributions:
From net investment income	(0.19)	(0.27)	(0.18)	(0.11)	(0.08)
Total distributions	(0.19)	(0.27)	(0.18)	(0.11)	(0.08)

Net Asset Value, End of Period	$23.77	$19.13	$18.17	$17.33	$17.21

Total Return(7)	25.44%	6.83%	5.94%	1.31%	15.33	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$105,649	$84,391	$93,905	$105,986	$78,486
Ratio of expenses to average net assets(5)
Before fees waived / reimbursed by the Adviser	1.06%	1.09%	1.06%	1.19%	1.63	%(4)
After fees waived / reimbursed by the Adviser	0.72%	0.71%	0.75%	0.97%	1.06	%(4)
Ratio of net investment income to average net assets(6)
After fees waived / reimbursed by the Adviser	0.64%	1.24%	1.36%	0.76%	0.93	%(4)

Portfolio Turnover Rate	2%	13%	23%	8%	3	%(3)

*	Inception date
(1)	Computed using the average shares method.
(2)	The net realized and unrealized gain on investments per share does not accord with the net of the amounts reported in the statement of operations due to the timing of purchases and redemptions of the Fund shares during the year.
(3)	Not annualized
(4)	Annualized
(5)	The ratio of expenses to average net assets includes tax, short dividend and/or interest expense. For the periods ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, the ratio of expenses to average net assets excluding tax, short dividend and/or interest expense before fees waived by the Adviser was 1.00%, 1.04%, 1.05%, 1.17% and 1.52%, respectively. Excluding tax, short dividend and/or interest expense, the ratio of expenses to average net assets, after fees waived by the Adviser, was 0.66%, 0.66%, 0.74%, 0.95% and 0.95%, respectively. See Note 3.
(6)	The ratio of net investment income to average net assets includes tax, short dividend and/or interest expense. For the periods ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, the ratio of net investment income to average net assets excluding tax, short dividend and/or interest expense after fees waived by the Adviser was 0.70%, 1.29%, 1.37%, 0.78% and 1.04%, respectively.
(7)	Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity Fund

Notes to Financial Statements

October 31, 2021

NOTE 1 – Organization

The Soundwatch Hedged Equity Fund, formerly Soundwatch Core Hedged Equity Fund, (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust was organized on August 28, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Soundwatch Capital, LLC (the “Adviser”) serves as the investment manager to the Fund. The investment objective of the Fund is to provide long-term capital appreciation. The inception date of the Fund was November 30, 2016.

NOTE 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a)  Securities Valuation –Securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. For options where market quotations are not readily available, fair value shall be determined by the Adviser with oversight by the Trust’s Valuation Committee.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 - quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Soundwatch Hedged Equity Fund

Notes to Financial Statements (Continued)

October 31, 2021

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of October 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Fund	$101,786,592	$—	$—	$101,786,592
Purchased Options	—	2,156,355	—	2,156,355
Short-Term Investment	5,191,186	—	—	5,191,186
Total	$106,977,778	$2,156,355	$—	$109,134,133

Liabilities
Written Options	$—	$(3,158,565)	$—	$(3,158,565)
Total	$—	$(3,158,565)	$—	$(3,158,565)

See the Schedule of Investments for further detail of investment classifications.

(b)	Derivatives – The Fund invests in certain derivatives, as detailed below, to meet its investment objectives.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested by investing in a derivative instrument. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may also utilize certain financial instruments and investment techniques for risk management or hedging purposes. There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Adviser’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the year ended October 31, 2021 was related to the use of purchased and written options. The Fund systematically writes (sells) equity index and/or ETF call options, covered calls and option spreads to generate additional income. A portion of the proceeds is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance.

As the seller of an index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Soundwatch Hedged Equity Fund

Notes to Financial Statements (Continued)

October 31, 2021

The Fund also buys index and/or ETF put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index and/or ETF put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase. A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously. Under certain market conditions, the selling of call options, including covered call options, or option spreads and purchasing of protective put options or put spreads may limit the upside returns of the Fund.

Soundwatch Hedged Equity Fund

Statement of Assets and Liabilities Location

Assets

Risk Exposure Category	Investments (1)
Equity	$2,156,355
Total	$2,156,355

Liabilities

Risk Exposure Category	Written Options
Equity	$(3,158,565)
Total	$(3,158,565)

The following table sets forth the Fund’s realized and unrealized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended October 31, 2021:

Amount of Realized Gain (Loss) on Derivatives

Risk Exposure Category	Investments(1)	Written Options
Equity	$(8,068,493)	$1,978,476
Total	$(8,068,493)	$1,978,476

Change in Unrealized Appreciation (Depreciation) on Derivatives

Risk Exposure Category	Investments(1)	Written Options
Equity	$(1,505,125)	$(1,820,215)
Total	$(1,505,125)	$(1,820,215)

(1)	Includes purchased options

The Fund had outstanding purchased and written option contracts as listed on the Schedule of Investments as of October 31, 2021. For the year ended October 31, 2021, the month-end average number of purchased and written option contracts for the Fund was 370 and (534), respectively.

Soundwatch Hedged Equity Fund

Notes to Financial Statements (Continued)

October 31, 2021

(c) Federal Income Taxes - The Fund has elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the year ended October 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or tax penalties. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders –Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(f) Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Security Transactions and Investment Income – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported based on identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis.

(h) Options Trading – The Fund maintains an account with Interactive Brokers LLC (“IB”) for options trading. The Fund owed cash to IB at year end and is reported as Due to Broker on the Statement of Assets and Liabilities. Securities pledged as collateral for this account are denoted on the Schedule of Investments.

The Fund may earn or pay interest on this account based on the cash balance and value of open option contracts. The Fund earns interest income if the cash balance and value of purchased options exceeds the value of written options and pays interest expense if the value of written options exceeds the cash balance and value of purchased options. For the year ended October 31, 2021 the Fund paid interest expense totaling $56,166 as included on the Statement of Operations.

NOTE 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Effective under the terms of this agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets at an annual rate of 0.66%. Prior to March 1, 2019, the annual rate paid was 0.85% of the average daily net assets.

The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding taxes, leverage expense, brokerage commissions, acquired fund fees and expenses, interest expense and dividends paid on short sales or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 0.66% of average daily net assets of the Fund’s Institutional Class (the “Expense Cap”). The Expense Cap had previously been lowered from 0.95% to 0.90%, effective November 15, 2018; from 0.90% to 0.85%, effective December 15, 2018; and to the current rate of 0.66%, effective March 1, 2019.

 Soundwatch Hedged Equity Fund

Notes to Financial Statements (Continued)

October 31, 2021

The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to 36 months following the month in which the Adviser reduced its compensation and/or assumed expenses for the Fund, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the lesser of the current expense limitation or the limitation at the time of the waiver.

At October 31, 2021, the amounts waived by the Adviser are as follows:

Year Waived / Reimbursed	Amounts Available for Recoupment	Expiration
2019	$302,107	October 31, 2022
2020	323,163	October 31, 2023
2021	335,624	October 31, 2024
	$960,894

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the administrator, fund accountant and transfer agent to the Fund. The officers of the Trust are employees of Fund Services. U.S. Bank, N.A. serves as the Fund’s custodian. Quasar Distributors, LLC (“Quasar”), serves as the Fund’s distributor and principal underwriter. For the year ended October 31, 2021, the Fund incurred the following expenses for administration & fund accounting, transfer agent, compliance and custody fees:

Administration & fund accounting	$95,849
Transfer Agent	$43,048
Compliance	$16,696
Custody	$10,848

At October 31, 2021, the Fund had payables for administration & fund accounting, transfer agent, compliance and custody fees in the following amounts:

Administration & fund accounting	$16,963
Transfer Agent	$7,354
Compliance	$2,697
Custody	$1,931

The above payable amounts are included in Accrued expenses and other liabilities in the Statement of Assets and Liabilities.

The Independent Trustees earned $14,811 for their services and reimbursement of travel expenses during the year ended October 31, 2021. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

NOTE 4 – Investment Transactions

Purchases and sales of long-term investment securities for the year ended October 31, 2021, were as follows:

Purchases	$1,510,425
Sales	$4,309,421

 Soundwatch Hedged Equity Fund

Notes to Financial Statements (Continued)

October 31, 2021

NOTE 5 – Federal Income Tax Information

At October 31, 2021, the components of accumulated earnings (deficit) for income tax purposes were as follows:

	Investments	Total
Cost of Investments	$60,097,743	$60,097,743
Gross Unrealized Appreciation	49,040,834	49,040,834
Gross Unrealized Depreciation	(4,444)	(4,444)
Net Unrealized Appreciation (Depreciation) on Investments	49,036,390	49,036,390

Undistributed ordinary income	363,573	363,573
Undistributed long-term capital gains	—	—
Total distributable earnings	363,573	363,573

Other accumulated gain (loss)	(15,814,647)	(15,814,647)
Total accumulated gain (loss)	$33,585,316	$33,585,316

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales and mark-to-markets.

At October 31, 2021, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$9,090,668	$6,723,979	$15,814,647

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	Year Ended October 31, 2021	Year Ended October 31, 2020
Distributions Paid From:
Ordinary Income	$851,115	$1,392,269
Total Distributions Paid	$851,115	$1,392,269

Soundwatch Hedged Equity Fund

Notes to Financial Statements (Continued)

October 31, 2021

NOTE 6 – Underlying Investments in Other Investment Companies

The Fund currently invests a portion of its assets in iShares Core S&P 500 ETF (“IVV”). The Fund may redeem its investment from IVV at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of IVV. The expense ratio of IVV is 0.03% of net assets as reflected in the most current prospectus. The financial statements of IVV, including its portfolio of investments, can be found at the Securities and Exchange Commission’s (SEC) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of October 31, 2021, the percentage of the Fund’s net assets invested in IVV was 96.3%.

NOTE 7 – Line of Credit

The Fund has access to an $8 million secured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. During the year ended October 31, 2021, the Fund did not draw on this line of credit.

NOTE 8 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of October 31, 2021, Charles Schwab & Company, Inc. held, in aggregate for the benefit of others, 84% of the outstanding shares of the Fund.

NOTE 9 – COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 10 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios

and the Shareholders of Soundwatch Hedged Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Soundwatch Hedged Equity Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the schedule of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from November 30, 2016 (commencement of operations) through October 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period from November 30, 2016 through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania

December 21, 2021

Soundwatch Hedged Equity Fund

Additional Information

October 31, 2021 (Unaudited)

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (888) 244-4601 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

For the year ended October 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.6%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2021 was 100%.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program. The Fund’s Board has designated a Liquidity Risk Committee (“Committee”) of the Adviser to serve as the administrator of the program. The Committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Committee.

Under the program, the Committee manages the Fund’s liquidity risk, which is the risk that a fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in a fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means.

The Fund’s Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No liquidity events impacting the Fund was noted in the report. In addition, the Committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

SOUNDWATCH HEDGED EQUITY FUND

ANNUAL REPORT – Period Ended October 31, 2021

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on August 12 and 13, 2021, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement (“Advisory Agreement”) with Soundwatch Capital, LLC (the “Adviser”), for the Soundwatch Hedged Equity (the “Fund”).

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. The information prepared specifically for the annual review of the Advisory Agreement supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with the Adviser in their review of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

●

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board also considered the Adviser’s resources and compliance structure, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan, including how the Adviser has operated through the COVID-19 pandemic. The Board also considered the existing relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the year, it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser’s risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

●

In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark indexes. The Board considered that the Fund had performed in line relative to its peer group median/average and relevant benchmark indexes for the one-year, three-year, and year-to-date periods as of June 30, 2021.

●

The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. After reviewing the materials that were provided, the Trustees noted that the fees to be received by the Adviser were lower than the advisory fees charged to comparable funds and concluded that such fees were fair and reasonable.

●

The Trustees considered the Adviser’s assertion that, through the Adviser’s past and ongoing commitment to limit Fund expenses, economies of scale, if and when achieved, will be shared with the Fund. The Trustees considered the growth in asset levels of the Fund and concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

●

The Trustees considered the profitability of the Adviser from managing the Fund. In assessing the Adviser’s profitability, the Trustees reviewed the Adviser’s financial information that was provided in the materials and took into account both the direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Soundwatch Hedged Equity Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)

John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Retired	2	The Bancorp, Inc. (2013 to present), Insurance Acquisition Corp II (2020 to present); Regatta Loan Management LLC (2015 to present)
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	2	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	2	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	2	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011-present)	2	None

Soundwatch Hedged Equity Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)(Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018)

(1)

Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)

The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)

Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (888) 244-4601.

Privacy Notice

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser

Soundwatch Capital, LLC
485 Madison Avenue, 7th Floor
New York, NY 10022

Distributor

Quasar Distributors, LLC
111 East Kilbourn Ave., Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
 Custody Operations
1555 North River Center Drive, Suite 302
 Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)  Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Chrystal, Harry E. Resis and Brian Ferrie are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Soundwatch Hedged Equity Fund
	BBD, LLP
	FYE 10/31/2021	FYE 10/31/2020
Audit Fees	$14,400	$14,400
Audit-Related Fees	None	None
Tax Fees	$3,100	$3,100
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Soundwatch Hedged Equity Fund
	BBD, LLP
	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Soundwatch Hedged Equity Fund
	BBD, LLP
Non-Audit Related Fees	FYE 10/31/2021	FYE 10/31/2020
Registrant	$3,100	$3,100
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By /s/ Christopher E. Kashmerick
                   Christopher E. Kashmerick, President

Date         January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Christopher E. Kashmerick
                   Christopher E. Kashmerick, President

Date       January 6, 2022

By  /s/ Russell B. Simon
                     Russell B. Simon, Treasurer

Date          January 6, 2022